AMENDMENT
                         to the Series 1993-1 Supplement
                     to the Pooling and Servicing Agreement


         This Amendment (the "Amendment"), dated as of October 10, 1996, to the Series 1993-1 Supplement (as heretofore amended and supplemented, the "Series 1993-1 Supplement") to the Pooling and Servicing Agreement (as heretofore amended and supplemented, the "Pooling and Servicing and Agreement"), dated as of June 1, 1993, by and between PEOPLE'S BANK, a Connecticut capital stock savings bank ("People's Bank"), as Seller and Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee.

                               W I T N E S S E T H

         WHEREAS, Section 13.1 of the Pooling and Servicing Agreement permits amendment of the Pooling and Servicing Agreement and any Supplement thereto upon the terms and conditions specified therein;

         WHEREAS, the parties hereto wish to amend the Pooling and Servicing Agreement in order to correct, and cure an inconsistency in, Section 9(f) of the Series 1993-1 Supplement in the manner set forth in this Amendment;

         WHEREAS, the Certificate Insurer wishes to evidence its consent to such amendment.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. For purposes of this Amendment, terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement and the Series 1993-1 Supplement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Pooling and Servicing Agreement.

         SECTION 2.  References to this Amendment.  The words
"hereof", "herein" and "hereunder" and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment.

         SECTION 3. Amendment to Section 9(f) of the Series 1993-1 Supplement. Clause (f) of Section 9 of the Series 1993-1
Supplement is hereby amended in its entirety to read as follows:

                  "(f) on any Transfer Date, the sum of the Available Surety Bond Amount and the Available Cash Collateral Amount shall be less than 3% of the Initial Investor Interest;"

         SECTION 4. Effect of Amendment. Except as expressly amended and modified by this Amendment, the Series 1993-1 Supplement and the Pooling and Servicing Agreement and all rights and remedies of the parties thereunder are and shall continue to be in full force and effect in accordance with the terms thereof, and the same are hereby ratified and confirmed in all such respects by the parties hereto.

         SECTION 5. Waiver of Notice. Each of the parties hereto (including the acknowledging party) waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 6.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS.

         SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same agreement.

         SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers or agents thereunto authorized, as of the date first written above.

                                  PEOPLE'S BANK,
                                  Seller and Servicer


                              By: /s/George W. Morriss
                                  Name:  George W. Morriss
                                  Title:  Executive Vice President and
                                          Chief Financial Officer

                                  BANKERS TRUST COMPANY,
                                  Not in its individual
                                  capacity but solely as
                                  Trustee


                              By: /s/Louis Bodi
                                  Name:  Louis Bodi
                                  Title: Vice President



Acknowledged and Agreed to:

FINANCIAL GUARANTY INSURANCE COMPANY


By: /s/Michael Miran
    Name:  Michael Miran
    Title:  Authorized Officer